Exhibit 99.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SABRANES - OXLEY ACT OF 2002


         In connection with the quarterly report of Laser Corporation (the "Company") on Form 10-QSB for the quarter ended March 31, 2003, B. Joyce Wickham, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes - Oxley Act of 2002, that to the best of her knowledge:

         1.   The  quarterly  report fully  complies  with the  requirements  of
              Section 13(a) of the Securities exchange Act of 1934; and

         2. The information contained in the quarterly report fairly presents in all material respects, the financial condition and results of operations of the Company.


     May 15, 2003                             /s/ B. Joyce Wickham
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        (Date)                                President, Chief Executive Officer
                                              and Director